UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2005

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 amends the Current Report on Form 8-K of Visiphor Corporation (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) on November 24, 2005 (the “November 8-K”) related to the Company’s acquisition of Sunaptic Solutions Incorporated (“Sunaptic”).  This Form 8-K/A amends the November 8-K to include the financial statements required by Items 9.01(a) and (b) of Form 8-K.  The information previously reported under Item 2.01 of the November 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired

The following audited financial statements of Sunaptic for the year ended December 31, 2004 and unaudited financial statements for the nine months ended September 30, 2005 and 2004 are attached hereto as Exhibit 99.1 and incorporated herein by reference:

Report of Independent Auditors

Balance Sheets

Statements of Operations and Deficit

Statements of Cash Flow

Notes to Financial Statements

(b)

Pro forma financial information

The following unaudited pro forma financial statements of the Company are hereto as Exhibit 99.2 and are incorporated herein by reference:

Unaudited pro forma Consolidated Balance Sheet of the Company as at September 30, 2005 giving effect to the acquisition of Sunaptic as if the acquisition had occurred at September 30, 2005

Unaudited pro forma Consolidated Statements of Operations of the Company for the nine-month periods ended September 30, 2005 and for the year ended December 31, 2004 giving effect to the acquisition of Sunaptic as if the acquisition had occurred January 1, 2004 (including pro forma Loss Per Share information)

Notes to the unaudited pro forma financial statements of the Company for the nine-month period ended September 30, 2005 and for the year ended December 31, 2004

(d)

Exhibits

Exhibit

Description

23.1

Consent of Grant Thornton LLP

99.1

Audited financial statements of Sunaptic Solutions Incorporated for the year ended December 31, 2004 and unaudited financial statements for the nine months ended September 30, 2005 and 2004

99.2

Unaudited pro forma financial statements of Visiphor Corporation giving effect to the acquisition of Sunaptic Solutions Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date:  January 31, 2006

By:

/s/ Wayne Smith

 Wayne Smith

 Chief Operating Officer and

 Chief Financial Officer

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated January 16, 2006, accompanying the audited financial statements of Sunaptic Solutions Incorporated included in the Amendment No. 1 to Visiphor Corporation’s Current Report on Form 8-K filed January 31, 2006.  We hereby consent to the incorporation by reference of said report in the Registration Statement of Visiphor Corporation on Form S-8 (File No. 333-127738).

Vancouver, Canada January 31, 2006	/s/ Grant Thornton LLP Grant Thornton LLP Chartered Accountants

Exhibit 99.1

Grant Thornton LLP

Chartered Accountants

Management Consultants

Report of Independent Registered Public Accounting Firm

To the Directors of

Sunaptic Solutions Incorporated

We have audited the accompanying balance sheet and the statement of operations and deficit and cash flows of Sunaptic Solutions Incorporated (the “Company”) for the year ended December 31, 2004.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) and auditing standards generally accepted in Canada.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects the financial position of Sunaptic Solutions Incorporated as at December 31, 2004 and the results of its operations and cash flows for the year ended December 31, 2004 in accordance with accounting principles generally accepted in Canada and the United States of America.

/s/Grant Thornton LLP
Vancouver, Canada January 16, 2006	Chartered Accountants

Audited Financial Statements of

SUNAPTIC SOLUTIONS INCORPORATED

For the year ended December 31, 2004

with auditor’s report and notes thereto

Sunaptic Solutions Incorporated
BALANCE SHEET
expressed in Canadian dollars
As at December 31			2004

ASSETS
Current assets:
Cash and cash equivalents			$31,345
Accounts receivable			189,578
Prepaid expenses			11,801
Total current assets			232,724

Long-term assets:
Furniture and equipment (note 3)			28,312
Total assets			$261,036

LIABILITIES & SHAREHOLDERS' DEFICIENCY
Current liabilities:
Accounts payable & accrued liabilities			$35,229
Bonuses payable			165,000
Current portion of capital lease obligation			2,501
Deferred revenue			49,496
Goods and services tax payable			19,741
Total current liabilities			271,967

Capital lease obligation (note 4)			5,941

Total liabilities			277,908

Shareholders' deficiency
Share capital (note 5)
Authorized:	90,000	common shares, no par value
Issued:	90,000		2
Deficit			(16,874)
Total shareholders' deficiency			(16,872)
Total liabilities and shareholders' deficiency			$261,036

Commitments (note 6)
Subsequent events (note 11)

The accompanying notes are an integral part of these financial statements

Sunaptic Solutions Incorporated
STATEMENT OF OPERATIONS AND DEFICIT
expressed in Canadian dollars
for the year ended December 31	2004

Revenue
Sales	$1,289,442
Total revenue	1,289,442

Expenses
Advertising & promotion	21,725
Amortization	10,527
Bank charges	88
Consulting expenses	161,578
Interest	1,063
Legal and accounting	9,122
Office	23,375
Rent	78,030
Salaries, commissions & payroll expenses	948,868
Seminars & training	1,928
Telephone & utilities	11,517
Travel	31,738
Total expenses	1,299,559

Net loss for the year	(10,117)

Deficit, beginning of year	(6,757)

Deficit, end of year	$(16,874)

Sunaptic Solutions Incorporated
STATEMENT OF CASH FLOWS
expressed in Canadian dollars
For the year ended December 31	2004

OPERATING ACTIVITIES
Net Income	$(10,117)
Adjustments to reconcile Net Income
to net cash provided by operations:
Items not involving cash:
Amortization	10,527
Write-off of incorporation costs	525
Changes in non-cash operating working capital:
Accounts receivable	(105,668)
Prepaid expenses	(8,761)
Accounts payable and accrued liabilities	4,031
Bonuses Payable	138,000
Deferred Revenue	2,326
Goods and services tax payable	10,591
Net cash provided by operating activities	41,454
INVESTING ACTIVITIES
Purchase of furniture and equipment	(15,555)
Net cash used in investing activities	(15,555)
FINANCING ACTIVITIES
Repayment of capital lease obligation	(962)
Net Cash used in financing activities	(962)
Net cash increase for period	24,937
Cash at beginning of period	6,408
Cash at end of period	$31,345

Supplemental Information and Disclosures

Interest Paid	$1,063

Non-cash Transactions
Computer equipment acquired through capital lease	$9,404

The accompanying notes are an integral part of these financial statements

Sunaptic Solutions Incorporated

NOTES TO FINANCIAL STATEMENTS

expressed in Canadian dollars

December 31, 2004

1.

OPERATIONS

Sunaptic Solutions Incorporated (the “Company”) was incorporated under the Company Act (British Columbia) on December 4, 2002.  It was subsequently continued under the Canada Business Corporations Act on August 8, 2004. The company operates in a single segment, providing services around the implementation of integration and data sharing solutions.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company prepares its financial statements in accordance with generally accepted accounting principles in Canada and, except as set out in note 11, these financial statements also comply, in all material respects, with accounting principles generally accepted in the United States. The financial statements reflect the following significant accounting policies:

a)

Cash equivalents

The Company considers all highly liquid investments with a term of maturity of three months or less when purchased to be cash equivalents.

b)

Furniture and equipment

Furniture and equipment are valued at historical cost and amortized over their estimated useful lives using the straight line method.

Computer equipment

 3 years

Furniture

 5 years

Office equipment

 5 years

c)

Revenue Recognition

The company is involved in service delivery and most revenue is recognized on a time and materials basis as the services are performed, assuming that the Company has persuasive evidence that an arrangement exists, the fee is fixed and determinable, and there are no concerns over collectibility. The Company may on occasion enter into fixed price arrangements with its customers in which case revenue is recognized on the percentage of completion basis with progress to date determined by dividing the number of hours incurred to date by the estimated total number of hours required to complete the project. Up front payments for contract support and services are deferred and amortized to revenue over the period that the support and services are provided.

d)

Income Taxes

The Company follows the asset and liability method of accounting for income taxes whereby future income tax assets and liabilities arise from differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of substantive enactment.  To the extent that it is not considered to be more likely than not that a deferred tax asset will be realized, a valuation allowance is provided.

Sunaptic Solutions Incorporated

NOTES TO FINANCIAL STATEMENTS

expressed in Canadian dollars

December 31, 2004

e)

Foreign currency

Monetary assets and liabilities are translated at the year end rates of exchange while all remaining balance sheet items are translated at rates in effect on the transaction date.  Revenue and expense items are translated at the rate of exchange in effect on the transaction date.  Foreign exchange gains and losses are included in income.

f)

Use of estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported or disclosed in the financial statements.  Actual amounts may differ from these estimates.  Areas of significant estimate include but are not limited to valuation of accounts receivable, useful lives of furniture and equipment, and the valuation allowance on future income tax assets.

3.

FURNITURE and EQUIPMENT

	Cost	Accumulated Amortization	Book value
	$	$	$
Computer equipment	36,439	13,544	22,895
Furniture and equipment	4,941	1,770	3,171
Office Equipment	2,450	204	2,246
	43,830	15,518	28,312

At December 31, 2004, computer equipment includes $9,404 of assets under capital lease with accumulated depreciation of $1,380.

4.

CAPITAL LEASE OBLIGATIONS

The company has the following capital lease obligations:

2004

2005	$ 3,935
2006	3,935
2007	3,142
11,012
Less: implicit interest	2,570
13,582
Current portion of capital lease obligation	2,501

Long-term portion of capital lease obligation	$ 5,941

Sunaptic Solutions Incorporated

NOTES TO FINANCIAL STATEMENTS

expressed in Canadian dollars

December 31, 2004

5.  SHARE CAPITAL

2004

Authorized

     90,000 Common shares, no par value

Issued and outstanding

     90,000 Common shares

$   2

$   2

6.

LEASE COMMITMENTS

The company leases premises, equipment and vehicles under the terms of various operating leases.  Future minimum lease payments are as follows:

2005

$84,756

2006

$85,037

2007

$88,133

2008

$66,100

7.

FUTURE TAXES

The Company has a future tax asset of $760 related to temporary differences between undepreciated capital cost for tax purposes and net book value of furniture and equipment. The potential benefits related to these items have not been reflected in the financial statements.

Losses carried-forward of $585 are available for application against future years' income taxes payable.  The potential benefits related to these loses have not been reflected in the financial statements.

8.

FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash, accounts receivable, accounts payable and accruals, amounts due to employees, and amounts due to government agencies.  Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency, or credit risks arising from these financial instruments. The carrying values of the Company’s financial instruments approximate their fair values due to the short term nature of these instruments. The carrying values of the Company’s capital lease obligations approximate their fair values due to the short amount of time that has elapsed since the related assets were acquired.  The carrying values of Company’s other financial instruments approximate their fair values due to the short term nature of these instruments.

9.

SEGMENTED INFORMATION

The company operates in a single segment, being the provision of services around the implementation of integration and data sharing solutions.  Management of the Company makes decisions about allocating resources based on this one operating segment.

Sunaptic Solutions Incorporated

NOTES TO FINANCIAL STATEMENTS

expressed in Canadian dollars

December 31, 2004

All revenue is derived from sales to customers located in Canada.  All of the Company’s fixed assets are in Canada.

Major customers, representing 10% or more of total revenue are as follows:

Customer A

$238,000

Customer B

$209,000

Customer C

$135,000

Customer D

$119,000

10.

UNITED STATES GAAP

These financial statements have been prepared in accordance with generally accepted accounting principles in Canada (“Canadian GAAP”) which differ in certain respects with accounting principles generally accepted in the United States (“US GAAP”).  No material measurement differences have been identified in connection with these financial statements.

11.

SUBSEQUENT EVENTS

(i)

On March 1, 2005 the Company’s Board approved the creation of a Share Purchase Plan and reserved 9,000 shares to be issued under the plan. By December 31, 2005, the Board had authorized the issue of 5,500 shares under the plan.

(ii)

On October 6th, 2005, the Company and its shareholders entered into an agreement to be acquired by Visiphor Corporation.   Acquisition of the Company was completed on November 18, 2005.

Unaudited Financial Statements of

SUNAPTIC SOLUTIONS INCORPORATED

As at and for the nine month period ended September 30, 2005 and September 30, 2004

SUNAPTIC SOLUTIONS INCORPORATED
BALANCE SHEET
As at September 30, 2005 and September 30, 2004
expressed in Canadian dollars
Unaudited - prepared by management
		2005	2004

ASSETS
Current assets:
Cash and cash equivalents		$556,193	$57,019
Accounts receivable		624,204	125,620
Prepaid expenses		20,315	27,316
Total current assets		1,200,712	209,955

Long-term assets:
Furniture & equipment (Note 3)		69,743	26,688
Total assets		$1,270,455	$236,643

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable & accrued liabilities		$193,167	$48,241
Current portion of capital lease obligation		7,814	1,397
Deferred revenue		83,477	5,000
Goods and services tax payable		74,941	14,417
Corporate income taxes payable		277,485	-
		636,884	69,055

Capital lease obligation (note 4)		14,034	3,560

Total liabilities		650,918	72,615

Shareholders' equity
Share capital (note 5)
Authorized:	99,000 common shares, no par value
Issued:	95,500	37	2
Retained earnings		619,500	164,025
Total shareholders' equity		619,537	164,027
Total liabilities and shareholders' equity		$1,270,455	$236,643

Commitments (Note 6)
Subsequent events (Note 11)

The accompanying notes are in integral part of these financial statements

SUNAPTIC SOLUTIONS INCORPORATED
STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
for the nine month periods ended September 30, 2005 and September 30, 2004 expressed in Canadian dollars
Unaudited - prepared by management

	2005	2004

Revenue
Sales	$2,333,672	$890,027
Other Income (note 7)	63,399	105,206
	2,397,071	995,232
Expenses
Advertising & promotion	27,688	17,231
Amortization	16,751	7,157
Bank charges	199	72
Consulting	289,995	139,519
Interest	8,720	600
Legal and accounting	18,475	6,950
Office	39,378	16,341
Rent	63,964	51,592
Salaries, commissions & payroll expenses	954,153	553,698
Seminars & training	7,667	1,928
Telephone & utilities	12,466	7,632
Travel	43,755	21,730
Total expenses	1,483,212	824,449

Income before taxes for the period	913,859	170,783

Income tax expense	(277,485)	-

Net Income for the period	636,374	170,783

Deficit, beginning of year	(16,874)	(6,758)

Retain Earnings, end of period	$619,500	$164,025

The accompanying notes are in integral part of these financial statements

SUNAPTIC SOLUTIONS INCORPORATED
STATEMENTS OF CASH FLOWS
For the nine month period ended September 30, 2005 and September 30, 2004 expressed in Canadian dollars
Unaudited - prepared by management

	2005	2004

OPERATING ACTIVITIES
Net Income	636,375	170,783
Adjustments to reconcile Net Income
to net cash provided by operations:
Items not involving cash:
Amortization	16,751	7,157
Write-off of incorporation costs	-	525
Changes in non-cash operating working capital:
Accounts receivable	(434,626)	(41,712)
Prepaid expenses	(8,514)	(24,276)
Accounts payable and accrued liabilities	157,938	17,043
Bonuses Payable	(165,000)	(27,000)
Deferred Revenue	33,981	(42,170)
Goods and services tax payable	55,200	5,268
Corporate income taxes	277,485	-
Net cash provided by operating activities	569,590	65,618
INVESTING ACTIVITIES
Purchase of property, plant and equipment	(40,618)	(14,599)
Net cash used investing activities	(40,618)	(14,599)
FINANCING ACTIVITIES
Repayment of capital lease obligation	(4,158)	(409)
Issuance of common shares for cash	35	-
Net Cash used in financing activities	(4,123)	(409)
Net cash increase for period	524,848	50,611
Cash at beginning of period	31,345	6,408
Cash at end of period	556,193	57,019

Supplemental Information and Disclosures

Interest Paid	8,720	600

Non-cash Transactions
Furniture and equipment acquired through capital lease	$17,628	$5,366

The accompanying notes are an integral part of these financial statements

Sunaptic Solutions Incorporated

NOTES TO FINANCIAL STATEMENTS

Expressed in Canadian dollars

Unaudited – Prepared by management

September 30, 2005 and September 30, 2004

1.

OPERATIONS

Sunaptic Solutions Incorporated (the “Company”) was incorporated under the Company Act (British Columbia) on December 4, 2002.  It was subsequently continued under the Canada Business Corporations Act on August 8, 2004. The company operates in a single segment, providing services around the implementation of integration and data sharing solutions.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The balance sheet as of September 30, 2005, the statements of operations and retained earnings (deficit) for the nine months ended September 30, 2005 and 2004, and the statements of cash flows for the nine months ended September 30, 2005 and 2004, of the Company are unaudited. The Company's balance sheet as of December 31, 2004, was derived from audited financial statements. In the opinion of management, all adjustments necessary for a fair presentation of such financial statements are included herein. Other than those discussed in the notes below, such adjustments consist only of normal recurring items. Interim results are not necessarily indicative of results for a full year. The Company's financial statements and notes are presented in accordance with generally accepted accounting principles in Canada for interim financial information and in accordance with the instructions for Form 10-QSB and Article 10 of Regulation S-X, and do not contain certain information included in the Company's audited annual financial statements and notes. The financial statements and notes appearing in this report should be read in conjunction with the Company's audited financial statements and related notes thereto.

The Company prepares its financial statements in accordance with generally accepted accounting principles in Canada and, except as set out in note 10, these financial statements also comply, in all material respects, with accounting principles generally accepted in the United States. The financial statements reflect the following significant accounting policies:

a)

Cash equivalents

The Company considers all highly liquid investments with a term of maturity of three months or less when purchased to be cash equivalents.

b)

Furniture and equipment

Furniture and equipment are valued at historical cost and amortized over their estimated useful lives using the straight line method.

Computer equipment	3 years
Furniture	5 years
Office equipment	5 years

c)

Revenue Recognition

The company is involved in service delivery and most revenue is recognized on a time and materials basis as the services are performed, assuming that the Company has persuasive evidence that an arrangement exists, the fee is fixed and determinable, and there are no concerns over collectibility. The Company may on occasion enter into fixed price arrangements with its customers in which case revenue is recognized on the percentage of completion basis with progress to date determined by dividing the

Sunaptic Solutions Incorporated

NOTES TO FINANCIAL STATEMENTS

Expressed in Canadian dollars

Unaudited – Prepared by management

September 30, 2005 and September 30, 2004

number of hours incurred to date by the estimated total number of hours required to complete the project. Up front payments for contract support and services are deferred and amortized to revenue over the period that the support and services are provided.

d)

Income Taxes

The Company follows the asset and liability method of accounting for income taxes whereby future income tax assets and liabilities arise from differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of substantive enactment.  To the extent that it is not considered to be more likely than not that a deferred tax asset will be realized, a valuation allowance is provided.

e)

Foreign currency

Monetary assets and liabilities are translated at the year end rates of exchange while all remaining balance sheet items are translated at rates in effect on the transaction date.  Revenue and expense items are translated at the rate of exchange in effect on the transaction date.  Foreign exchange gains and losses are included in income.

f)

Use of estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported or disclosed in the financial statements.  Actual amounts may differ from these estimates.  Areas of significant estimate include but are not limited to valuation of accounts receivable, useful lives of furniture and equipment, and the valuation allowance on future income tax assets.

g)

Comparative figures

Certain comparative figures have been reclassified to conform to the financial statement presentation adopted in the current year.

3.

FURNITURE and EQUIPMENT

September 30, 2005

	Cost	Accumulated Amortization	Book value
	$	$	$
Computer equipment	91,677	29,101	62,576
Furniture	4,941	2,510	2,431
Office Equipment	5,394	658	4,736
	102,012	32,269	69,743

Sunaptic Solutions Incorporated

NOTES TO FINANCIAL STATEMENTS

Expressed in Canadian dollars

Unaudited – Prepared by management

September 30, 2005 and September 30, 2004

September 30, 2004

	Cost	Accumulated Amortization	Book value

	$	$	$
Computer equipment	31,445	10,544	20,901
Furniture	4,941	1,523	3,418
Office Equipment	2,450	81	2,369
	38,836	12,148	26,688

At September 31, 2005, computer equipment includes $26,968 of assets under capital lease (2004 - $4,957) with accumulated depreciation of $7,365 (2004 - $596).

4.

CAPITAL LEASE OBLIGATIONS

The company has the following capital lease obligations:

	2005	2004

2004	$-	$561
2005	2,684	2,245
2006	10,737	2,245
2007	9,946	1,472
2008	3,130	-
	26,497	6,523
Less: implicit interest	4,649	1,566
	21,848	4,957
Current portion of capital lease obligation	7,814	1,397

Long-term portion of capital lease obligation	$14,034	$3,560

5.  SHARE CAPITAL

2005

2004

Authorized

     99,000 Common shares, no par value

Issued and outstanding

     95,500 Common shares

$   37

$   2

$   37

$   2

6.

LEASE COMMITMENTS

The company leases premises and equipment under the terms of various operating leases.  Future minimum lease payments are as follows:

2005	26,684
2006	94,737
2007	93,946
2008	66,130

Sunaptic Solutions Incorporated

NOTES TO FINANCIAL STATEMENTS

Expressed in Canadian dollars

Unaudited – Prepared by management

September 30, 2005 and September 30, 2004

7.

OTHER INCOME

In 2005, Sunaptic received a non-refundable lock-up fee from Visiphor Corporation of $48,000, which was reported as Other Income. This fee gave Visiphor the sole rights to negotiate the purchase of Sunaptic Solutions. Sunaptic also received $11,906 in revenues from the sale of third party software.

8.

FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash, accounts receivable, accounts payable and accruals, amounts due to employees, and amounts due to government agencies.  Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency, or credit risks arising from these financial instruments. The carrying values of the Company’s financial instruments approximate their fair values due to the short term nature of these instruments.

Sunaptic Solutions Incorporated

NOTES TO FINANCIAL STATEMENTS

Expressed in Canadian dollars

Unaudited – Prepared by management

September 30, 2005 and September 30, 2004

9.

SEGMENTED INFORMATION

The company operates in a single segment, being the provision of services around the implementation of integration and data sharing solutions.  Management of the Company makes decisions about allocating resources based on this one operating segment.

All revenue is derived from sales to customers located in Canada.  All of the Company’s fixed assets are in Canada.

Major customers, representing 10% or more of total revenue are as follows:

Customer	2005	2004
A	$937,900	$-
B	$357,728	$-
C	$-	$202,561
D	$-	$161,500
E	$-	$134,986
F	$-	$120,502
G	$-	$120,391

10.

UNITED STATES GAAP

These financial statements have been prepared in accordance with generally accepted accounting principles in Canada (“Canadian GAAP”) which differ in certain respects with accounting principles generally accepted in the United States (“US GAAP”).  No material measurement differences have been identified in connection with these financial statements.

11.

SUBSEQUENT EVENTS

On October 6th, 2005, the Company and its shareholders entered into an agreement to be acquired by Visiphor Corporation.   Acquisition of the Company was completed on November 18, 2005

Exhibit 99.2

Unaudited Pro Forma Consolidated Financial Statements of

VISIPHOR CORPORATION

As at and for the nine month period ended September 30, 2005 and for the year ended December 31, 2004

VISIPHOR CORPORATION

Unaudited Pro Forma Consolidated Balance Sheet

 (expressed in Canadian dollars)

As at September 30, 2005

	Visiphor Corporation	Sunaptic Solutions Inc.	Pro Forma Adjustments		Note	Pro Forma Consolidated
	(unaudited – prepared by management)	(unaudited – prepared by management)
Assets
Current assets:
Cash and cash equivalents	$91,377	$556,193		$4,145,865 (351,299) (2,720,000) (172,200)	2 (b) 2 (b) 2 (b) 2 (a)	$1,549,936
Accounts receivable	959,071	624,204				1,583,275
Accrued revenue receivable	27,000	-				27,000
Prepaid expenses and deposits	171,500	20,315				191,815
	1,248,948	1,200,712				3,352,026
Equipment	428,901	69,743				498,644
Investment	1	-				1
Advance on investment	50,000	-		(50,000)	2 (a)	-
Intellectual property	1,557,821	-				1,557,821
Other assets	10,864	-				10,864
Intangible assets and goodwill (note 2 (d))	-	-		2,791,996	2 (a)	2,791,996
	$3,296,535	$1,270,455				$8,211,352

Liabilities and Shareholders’ Equity

Current liabilities
Accounts payable and accrued liabilities	$1,603,189	$193,167	$			$1,796,356
Demand loan	-	-		2,720,000 (2,720,000)	2 (a) 2 (b)	-
Deferred revenue	269,645	83,477				353,122
Capital lease obligations	43,594	7,814				51,408
GST payable	-	74,941				74,941
Corporation income tax payable	-	277,485				277,485
	1,916,428	636,884				2,553,312
Long-term liabilities
Capital lease obligations	99,286	14,034				113,320
	2,015,714	650,918				2,666,632
Shareholders’ equity (deficiency)
Share capital	30,278,455	37		(37) 469,333 3,652,565	2 (a) 2 (a) 2 (b)	34,400,353
Contributed surplus	2,328,465	-		142,001	2 (b)	2,470,466
Retained earnings (deficit)	(31,326,099)	619,500		(619,500)	2 (a)	(31,326,099)
	1,280,821	619,538				5,544,720
	$3,296,535	1,270,455				$8,211,352

VISIPHOR CORPORATION

Unaudited Pro Forma Consolidated Statement of Operations

Prepared by Management

(expressed in Canadian dollars)

Nine months ended September 30, 2005

	Visiphor Corporation	Sunaptic Solutions Inc.	Pro Forma Adjustments	Note	Pro Forma Consolidated
Revenues:
Software sales	$1,512,578	$- $			$1,512,578
Support and services	737,568	2,333,672			3,071,240
Other	3,683	63,399	(48,000)	2 (c)	19,082
	2,253,829	2,397,071			4,602,900

Expenses:
Administration	2,116,769	70,519			2,187,288
Amortization	1,188,695	16,751			1,205,446
Bad debt expense	42,801	-			42,801
Cost of materials	23,100	-			23,100
Interest	20,191	8,720			28,911
Sales and marketing	1,225,160	27,688			1,252,848
Professional services	624,998	1,359,534			1,984,532
Technology development	1,289,816	-			1,289,816
Technical services	389,575	-			389,575
	6,921,105	1,483,212			8,404,317

Income (loss) before taxes for the period	(4,667,276)	913,859			(3,801,417)

Income tax expense	-	(277,485)			(277,485)

Net income (loss) for the period	(4,667,276)	636,374			(4,078,902)

Loss per share – basic and diluted	$(0.18)				$(0.11)

Weighted average number of shares outstanding	26,530,555		9,339,145	35,869,700

VISIPHOR CORPORATION

Unaudited Pro Forma Consolidated Statement of Operations

Prepared by Management

(expressed in Canadian dollars)

Year ended December 31, 2004

	Visiphor Corporation	Sunaptic Solutions Inc.	Pro Forma Adjustments	Note	Pro Forma Consolidated
Revenues:
Software sales	$639,805	$-	$		$639,805
Support and services	385,075	1,289,442			1,674,517
Other	8,090	-			8,090
	1,032,970	1,289,442			2,322,412

Expenses:
Administration	2,124,342	44,102			2,168,444
Amortization	1,524,525	10,527			1,535,052
Interest	93,562	1,063			94,625
Sales and marketing	1,362,928	21,725			1,384,653
Professional services	-	1,222,142			1,222,142
Technology development	1,037,013	-			1,037,013
Technical services	348,537	-			348,537
	6,490,907	1,299,559			7,790,466

Loss for the year	$(5,457,937)	$(10,117)			$(5,468,054)

Loss per share – basic and diluted	$(0.39)				$(0.23)

Weighted average number of shares outstanding	13,940,922		9,339,145		23,280,067

VISIPHOR CORPORATION

Notes to Unaudited Pro Forma Consolidated Financial Statements

Prepared by Management

(expressed in Canadian dollars)

As at and for the nine months ended September 30, 2005 and for the year ended December 31, 2004

1.

Basis of presentation:

On November 18, 2005, Visiphor Corporation (“Visiphor” or the “Company”), completed the acquisition of all of the common shares of Sunaptic Solutions Incorporated (“Sunaptic”).

The accompanying unaudited pro forma consolidated financial statements have been prepared by management of Visiphor in accordance with Canadian generally accepted accounting principles.  In the opinion of Visiphor’s management, these pro forma financial statements include all adjustments necessary for fair presentation in accordance with Canadian generally accepted accounting principles. Except as set out in the Notes to the Financial Statements contained in Visiphor’s Form 10QSB for the quarterly period ended September 30, 2005 and Visiphor’s Form 10KSB for the year ended December 31, 2004, these financial statements also comply, in all material respects, with accounting principles generally accepted in the United States.

The accompanying unaudited pro forma consolidated financial statements include:

a)

A pro forma consolidated balance sheet as at September 30, 2005 prepared from the unaudited consolidated balance sheet of the Company as at September 30, 2005 and the unaudited balance sheet of Sunaptic as at September 30, 2005.

b)

A pro forma consolidated statement of operations for the nine months ended September 30, 2005 combining the unaudited consolidated statement of operations of the Company for the nine months ended September 30, 2005 with the unaudited statement of operations of Sunaptic for the nine months ended September 30, 2005.

c)

A pro forma consolidated statement of operations for the year ended December 31, 2004 combining the audited consolidated statement of operations of the Company for the year ended December 31, 2004 with the audited statement of operations of Sunaptic for the year ended December 31, 2004.

The pro forma financial statements have been prepared with information derived from historical financial statements of the Company and Sunaptic, and the assumptions and adjustments outlined below.  The accounting policies used in the preparation of the pro forma consolidated financial statements are those disclosed in the audited consolidated financial statements of the Company and Sunaptic for the year ended December 31, 2004. The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto.

The pro forma consolidated statement of operations for the year ended December 31, 2004 has been prepared assuming the acquisition and related transactions were completed on January 1, 2004 while the pro forma consolidated statement of operations for the nine months ended September 30, 2005 has been prepared assuming the acquisition and related transactions were completed on January 1, 2005.  The pro forma consolidated balance sheet at September 30, 2005 was prepared assuming the acquisition was completed on September 30, 2005. The Sunaptic pro forma statements of operations have been presented with account groupings reclassified to conform with the account groupings used in the preparation of the Visiphor financial statements.

The pro forma consolidated balance sheet and the pro forma consolidated statements of operations may not be indicative of the results that would have occurred if the acquisition had been in effect on the dates indicated or of the financial results that may result in the future.

VISIPHOR CORPORATION

Notes to Unaudited Pro Forma Consolidated Financial Statements, page 2

Prepared by Management

(expressed in Canadian dollars)

As at and for the nine months ended September 30, 2005 and for the year ended December 31, 2004

2.

Pro forma transactions and assumptions:

a)

The Company entered into a share purchase agreement to acquire all of the common shares of Sunaptic.  The following provides details of the purchase and the consideration paid.

Net assets acquired:

Working capital	$543,722
Property and equipment	89,064
Intangible assets and goodwill	2,791,996
Long-term debt	(13,249)
$3,411,533

Consideration consists of:

1,066,666 common shares issued to Sunaptic shareholders	$469,333
Cash	2,720,000
Lock-up fee	50,000
Transaction costs	172,200
$3,411,533

The cash portion of the consideration was funded through an interim demand loan provided by a director of the Company.

b)

The Company entered into an agreement for a brokered private placement of 9,213,034 common shares at $0.45 per share for total net cash proceeds after commissions and costs of $3,794,566.  The proceeds of the private placement were used to settle the interim demand loan financing that was used to fund the cash portion of the consideration of the acquisition of $2,720,000. The balance of the proceeds was used to provide operating capital.

c)

A lock-up fee of $48,000 paid to Sunaptic by Visiphor and included in Sunaptic’s Other Income at September 30, 2005 has been eliminated.

d)

The consideration paid in excess of the net assets acquired will be allocated to intangible assets and goodwill. The allocation of the amounts to be recorded for each category of intangible asset and the associated amortization expense has yet to be determined. Once the allocation has been determined, the intangible assets acquired resulting from the acquisition will be recorded separately from goodwill and the intangible assets will be amortized on a straight-line basis over their estimated useful lives.